EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive Officer and Controller of GrayMark Productions, Inc. (the “Company”), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of the Company for the nine months ended September 30, 2004 (the “Quarterly Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:November 12, 2004	/s/ HARRY GRAY FREDERICKSON, JR.
Chief Executive Officer